Exhibit 99.2
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in Registration Statement Nos. 333-08235, 333-10225, 333-10227, 333-10229, 333-10245, 333-46695, 333-45965, 333-48649, 333-59161, 333-46796, 333-54712, 333-61210, 333-113820, 333-121277, 333-129485, and 333-142559 of Allegheny Technologies Incorporated of our reports dated February 21, 2007 (except for Note 16, as to which the date is July 20, 2007), with respect to the consolidated financial statements of Allegheny Technologies Incorporated, included in this Current Report (Form 8-K) for the year ended December 31, 2006.
Pittsburgh, Pennsylvania
July 20, 2007